                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2000


                         AMERITRADE HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-22163                        47-0642657
----------------------------   --------------                -------------------
(State or other jurisdiction    (Commission                   (I.R.S. Employer
    of incorporation)           File Number)                 Identification No.)




      4211 South 102nd Street
         Omaha, Nebraska                                            68127
------------------------------------------                    ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: 402-331-7856


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 21, 2000, Ameritrade Holding Corporation, a Delaware corporation (the "Company"), and Financial Passport, Inc., a Delaware corporation ("FPI"), consummated a merger (the "Merger") whereby OM Acquisition Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger Sub"), was merged with and into FPI pursuant to a Merger Agreement (the "Merger Agreement"), dated as of June 30, 2000, among the Company, FPI, the Merger Sub, and OnMoney Financial Services Corporation. As a result of the Merger, FPI has become a wholly-owned subsidiary of the Company. FPI is an Internet-based provider of financial planning services and an online marketplace for a wide range of financial products and services.

         Pursuant to the terms of the Merger Agreement, each issued and outstanding share of FPI common stock was converted into the right to receive
0.2894382 shares of the Company's Class A Common Stock (except that persons holding 2,000 or fewer shares of FPI common stock had their shares converted into the right to receive approximately $3.57 for each share of FPI common stock). The Company will issue 1,482,548 shares of its Class A Common Stock in connection with the Merger. The transaction will be accounted for as a purchase.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         The financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K was required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K was required to be filed.

(c)      Exhibits

2.1 Merger Agreement, dated as of June 30, 2000, among Ameritrade Holding Corporation, Financial Passport, Inc., OM Acquisition Sub I, Inc. and OnMoney Financial Services Corporation.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 11, 2000                    AMERITRADE HOLDING CORPORATION


                                          By: /s/ John R. MacDonald
                                             -----------------------------------
                                             John R. MacDonald
                                             Vice President & Chief Financial
                                             Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION OF DOCUMENT

2.1 Merger Agreement, dated as of June 30, 2000, among Ameritrade Holding Corporation, Financial Passport, Inc., OM Acquisition Sub I, Inc. and OnMoney Financial Services Corporation.